SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 1, 1997



                          Franklin Select Realty Trust
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





California                              1-12708                 94-0395938
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State or other jurisdiction      Commission File Number        IRS Employer
of incorporation                                           Identification Number





                     1800 Gateway Drive, San Mateo, CA 94404
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               (Address of Principal Executive Offices) (Zip Code)




        Registrant's telephone number, including area code: (650)312-3000


Item 5.  OTHER EVENTS

Property Acquisitions. From April 1, 1997 through November 24, 1997,
Franklin Select Realty Trust or FSRT L.P. (collectively, the "Company"), acquired a fee title interest in three properties from unrelated parties. Franklin Select Realty Trust is the sole general partner of FSRT L.P. and owns an approximate 70% interest in the partnership.

On April 1, 1997, the Company acquired the Tanon Building, a 108,600 square foot R & D industrial building located in Fremont, California, from Utah State Retirement Fund, a Utah independent state agancy, for $8.51 million. The acquisition was funded by a draw on the Company's $25 million revolving credit facility with the Bank of America (the "Credit Facility"). On July 30, 1997 the Company refinanced $5.1 million of the borrowing under the Credit Facility with a fixed rate loan provided by First Nationwide Life Insurance Company. The new loan is collateralized by the property and bears monthly principal and interest payments at 8.47% per annum, based on a 25-year amortization schedule, with the remaining principal balance maturing on August 1, 2004. The property is 100% leased to Tanon Manufacturing, Inc.

On June 25, 1997, the Company acquired a 12.5 acre parcel of undeveloped land located in Rancho Cordova, California, from Prospect Park Land, LLC, a California limited liability company, for $4.08 million The acquisition was funded by a draw on the Credit Facility. The Company intended to enter into a development agreement with the seller, a Sacramento, California, area developer, to develop the land with two office buildings containing approximately 216,000 square feet in total. The land purchase agreement provided that if the parties did not execute a development agreement for the land by September 23, 1997, the seller had the option until December 22, 1997, to elect to repurchase the parcel from the Company at a price equal to the sum of the Company's purchase price, its closing costs, interest expense at an annual rate of 10%, plus $100,000. A formal development agreement was not executed and on January 21, 1998 the developer repurchased the land at a price of approximately $4.5 million. The Company expects to record a gain on the sale of the land of approximately $171,000 in the first quarter of 1998. Proceeds from the sale of the land will be applied to the outstanding balance of the Credit Facility.

On November 24, 1997, the Company acquired the Hathaway Business Park, an 80,800 square foot R & D industrial complex located in Fremont, California, from Hathaway Business Park, a California limited partnership, for $7.15 million. The Company funded the acquisition by assuming the existing secured loan in the amount of approximately $3.6 million, with the remainder being funded by a draw on the Credit Facility. The loan assumed by the Company bears monthly principal and interest payments at 7.75% per annum, based on a 20-year amortization schedule, with the remaining principal balance maturing on January 1, 2003. The property is 100% leased to fourteen tenants ranging in size from 3,033 square feet to 10,424 square feet.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) PRO FORMA FINANCIAL STATEMENTS

  The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-6.

  (b) HISTORICAL FINANCIAL STATEMENTS

  The historical Summary of Gross Income for the Tanon Building is included
   on pages   F-7 to F-9.

  (c) EXHIBITS

  23.1 Consent of Independent Accountants



                          FRANKLIN SELECT REALTY TRUST
                          INDEX TO FINANCIAL STATEMENTS


 Pro forma financial statements                                        PAGE

 Unaudited pro forma consolidated balance sheet as
  of September 30, 1997                                                 F-2
 Unaudited pro forma consolidated statement of operations
  for the nine months ended September 30,  1997                         F-3
 Unaudited pro forma consolidated statement of operations
  for the year ended December 31, 1996                                  F-4
 Notes to pro forma financial statements                                F-5

 Historical Summary of Gross Income for the Tanon Building
 Report of Independent Accountants                                      F-7
 Historical summary of gross income for the
   year ended December 31, 1996                                         F-8
 Notes to historical summary of gross income                            F-9





                                       F-1



                                            FRANKLIN SELECT REALTY TRUST
                                       PRO FORMA CONSOLIDATED BALANCE SHEETS
                                             AS OF SEPTEMBER 30, 1997
                                                    (Unaudited)



(Shares and dollars in thousands, except per share amounts)                   HISTORICAL      ADJUSTMENTS                PRO FORMA
                                                                              ----------      -----------                ---------
ASSETS:
Rental property:
  Land                                                                           $36,635           $2,153     A            $38,788
  Buildings and improvements                                                     105,462            5,015     A            110,477
                                                                                 142,097            7,168                  149,265
  Less: accumulated depreciation                                                  19,903                -                   19,903
                                                                                 122,194            7,168                  129,362
Land held for development                                                          4,162          (4,162)     B                  -
Rental property held for sale, net of accumulated depreciation                     8,158                -                    8,158
       Real estate, net                                                          134,514            3,006                  137,520
Cash and cash equivalents                                                          4,186               316     A              4,502
Mortgage-backed securities, available for sale                                       531                -                      531
Deferred rent receivable                                                           1,866                -                    1,866
Deferred costs and other assets                                                    2,431               96     A              2,527
                                                                                $143,528           $3,418                 $146,946
LIABILITIES AND STOCKHOLDERS' EQUITY:
Notes and bonds payable                                                          $35,417           $3,095     C            $38,512
Accounts payable and accrued expenses                                              1,005                -                    1,005
Distributions payable                                                              1,463                -                    1,463
Other liabilities                                                                    497              152     A                649
       Total liabilities                                                          38,382            3,247                   41,629
Minority interest                                                                  9,276                -                    9,276
Stockholders' equity:
Common stock, Series A, without par value.  Stated value
       $10 per share; 110,000 shares authorized; 12,250 shares                   103,161                -                  103,161
       Issued and outstanding.
Common stock, Series B, without par value.  Stated value
       $10 per share; 2,500 shares authorized; 746 shares
       issued and outstanding.                                                     6,294                -                    6,294
Unrealized loss on mortgage-backed securities                                       (25)                -                     (25)
Accumulated distributions in excess of net income                               (13,560)              171     B           (13,389)
                                                                                $143,528           $3,418                 $146,946



The accompanying notes are an integral part of these financial statements.

                                                        F-2


                                           FRANKLIN SELECT REALTY TRUST
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                                    (Unaudited)



(Amounts in thousands, except per share amounts)                              HISTORICAL      ADJUSTMENTS                PRO FORMA

REVENUE:
  Rental income                                                                  $12,982              863     D            $13,845
  Interest, dividends and other income                                               143                -                      143
           Total revenue                                                          13,125              863                   13,988
EXPENSES:
  Interest                                                                         1,999              594     E              2,593
  Depreciation and amortization                                                    2,968              153     F              3,121
  Property operations expense                                                      2,940              169     D              3,109
  Related party expenses                                                           1,074               53     G              1,127
  Consolidation expense, net                                                           2                -                        2
  General and administrative expenses                                                411                -                      411
  Minority interest                                                                  483                -                      483
          Total expenses                                                           9,877              969                   10,846
NET INCOME                                                                        $3,248           ($106)                   $3,142
Earnings per weighted average Series A common
 share outstanding                                                                 $0.27                -                    $0.26
Weighted average number of Series A common
           shares outstanding                                                     12,250                -                   12,250


The accompanying notes are an integral part of these financial statements.

                                                        F-3

                                           FRANKLIN SELECT REALTY TRUST
                                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 1996
                                                    (Unaudited)


(Amounts in thousands, except per share amounts)                              HISTORICAL      ADJUSTMENTS                PRO FORMA
REVENUE:
  Rental income                                                                  $13,926            1,589     D            $15,515
  Interest, dividends and other income                                               642                -                      642
          Total revenue                                                           14,568            1,589                   16,157
EXPENSES:
  Interest                                                                           886            1,264     E              2,150
  Depreciation and amortization                                                    3,440              323     F              3,763
  Property operations expense                                                      3,635              214     D              3,849
  Related party expenses                                                           1,205               99     G              1,304
  Consolidation expense, net                                                         695                -                      695
  General and administrative expense                                                 642                -                      642
  Loss on the sale of mortgage-backed securities                                     151                -                      151
  Minority interest                                                                  107                -                      107
           Total expenses                                                         10,761            1,900                   12,661
NET INCOME                                                                        $3,807           ($311)                   $3,496
Earnings per weighted average Series A common
  share outstanding                                                                $0.28                -                    $0.25
Weighted average number of Series A common
           shares outstanding                                                     13,830                -                   13,830


The accompanying notes are an integral part of these financial statements.

                                                        F-4


                                           FRANKLIN SELECT REALTY TRUST
                                      NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                                    (Unaudited)

1.       Basis of Presentation

     The pro forma financial statements of Franklin Select Realty Trust (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. From April 1, 1997 to November 24, 1997, the Company acquired three properties including the Tanon Building, the Rancho Cordova land, and the Hathaway Business Park (collectively the "Acquired Properties"). The accompanying pro forma balance sheet as of September 30, 1997, has been prepared as if the acquisition of the Acquired Properties and the probable disposition of the Rancho Cordova land had occurred on September 30, 1997. The accompanying pro forma statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 have been prepared as if the purchase of the Acquired Properties had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

     The pro forma financial statements are not necessarily indicative of what the financial condition or the actual results of operations of the Company would have been as of and for the nine months ended September 30, 1997, or for the year ended December 31, 1996, had the property acquisitions occurred on January 1, 1996, nor do they purport to represent the financial condition or results of operations for future periods.

     2. Pro Forma Adjustments

          A. Reflects the purchase of the Hathaway Business Park and the net proceeds from the sale of the Rancho Cordova land after application of $4.1 million to notes and bonds payable.

          B. Reflects the sale of the Rancho Cordova land.

          C. Additional notes and bonds payable reflects the new debt associated with the acquisition of the Hathaway Business Park, totaling $7.2 million, less the application of $4.1 million of net sale proceeds from the sale of the Rancho Cordova land.

          D. Additional rental revenue and property operations expense is attributable to the Acquired Properties.

          E. Additional interest expense is calculated to reflect the two new permanent loans totaling approximately $8.8 million and the aggregate draw on the Company's Credit Facility of $7.1 million in connection with the acquisition of the Tanon Building and the Hathaway Business Park, computed at the actual fixed interest rates for the permanent loans, and the weighted average interest rate in effect on actual borrowings under the Credit Facility during 1997. Because development activities had commenced at the Rancho Cordova land, interest expense incurred by the Company related to the draw on the Credit Facility for the acquisition of the land was capitalized, and is reflected under Land Held for Development on the Company's historical balance sheet as of September 30, 1997.


                                       F-5



                          FRANKLIN SELECT REALTY TRUST
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

     2. Pro Forma Adjustments continued

          F. Additional depreciation and amortization is calculated to reflect:
     (1) additional depreciation on the Acquired Properties, and (2) amortization of loan costs related to the permanent loans for the Acquired Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements. Loan costs are amortized over the terms of the related loans.

          G. Additional related party expense is attributable to an increase in the advisory fee to Franklin Properties, Inc. relating to the Acquired Properties.


                                       F-6


REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors:

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Tanon Building, Fremont, California (the "Property") for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Tanon Building, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                     COOPERS & LYBRAND L.L.P.


San Francisco, California
January 12, 1998


                                       F-7


                                 TANON BUILDING
                       HISTORICAL SUMMARY OF GROSS INCOME
                      for the year ended December 31, 1996

                                 ---------------


         Rental Income                                                $792,346








The accompanying note is an integral part of the Historical Summary

                                      F-8



                                 TANON BUILDING
                   NOTES TO HISTORICAL SUMMARY OF GROSS INCOME
                      for the year ended December 31, 1996



A.        Property  and Basis of Accounting

          The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Tanon Building (the "Property"). The Property consists of one building comprising 108,600 square feet of research and development/office space located in Fremont, California.

          The Property is subject to a triple net lease that expires in April, 2003, and provides for Tanon Manufacturing, Inc., the tenant, to pay all expenses. Therefore, no operating expenses have been presented in the Historical Summary. Gross income includes a downward adjustment of $80,798 as a result of the straight-line rent adjustment for differences between straight-line rents and contractual rent payments.






                                       F-9




                                                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Franklin Select Realty Trust on Form S-3 (File No. 333-38463) of our report dated January 12, 1998, on our audit of the Historical Summary of Gross Income of the Tanon Building for the year ended December 31, 1996, which report is included in this Current Report on Form 8-K/A.





                                                       COOPERS & LYBRAND L.L.P.


San Francisco, California
January 27, 1998





                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   January 27, 1998           Franklin Select Realty Trust




                                    By:   /S/DAVID P. GOSS
                                             David P. Goss
                                             President